POWER OF ATTORNEY

        Each person whose signature appears below on this Amendment to Registration Statement hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Steven F. Newman, Robert Mullery and Jeff Prusnofsky and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, grating unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                               Title                           Date

/S/STEPHEN E. CANTER                    President and Principal         January 23, 2003
-----------------------------------
STEPHEN E. CANTER                       Executive Officer

/S/JAMES WINDELS                        Treasurer (Principal            January 23, 2003
-----------------------------------
JAMES WINDELS                           Financial and Accounting
                                        Officer)

/S/JOSEPH DIMARTINO                     Chairman of the Board           January 23, 2003
-----------------------------------
JOSEPH DIMARTINO

/S/LUCY WILSON BENSON                   Board Member                    January 23, 2003
-----------------------------------
LUCY WILSON BENSON

/S/CLIFFORD L. ALEXANDER, JR.           Board Member                    January 23, 2003
-----------------------------------
CLIFFORD L. ALEXANDER, JR.

/S/DAVID W. BURKE                       Board Member                    January 23, 2003
-----------------------------------
DAVID W. BURKE

/S/WHITNEY L. GERARD                    Board Member                    January 23, 2003
-----------------------------------
WHITNEY L. GERARD

/S/ARTHUR A. HARTMAN                    Board Member                    January 23, 2003
-----------------------------------
ARTHUR A. HARTMAN

/S/GEORGE L. PERRY                      Board Member                    January 23, 2003
-----------------------------------
GEORGE L. PERRY
